Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Amendment No. 1”), effective as of June 1, 2020, by and between Coty Inc., a Delaware corporation (the “Company”), and KKR Rainbow Aggregator L.P., a Delaware limited partnership (the “Investor”) amends the Investment Agreement, dated as of May 11, 2020, by and among the Company and the Investor (the “Investment Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Investment Agreement.

WHEREAS, the Company and Investor have entered into the Investment Agreement; and

WHEREAS, pursuant to and in accordance with Section 8.01 of the Investment Agreement, the parties hereto desire to amend the Investment Agreement as set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the promises, and the mutual representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Section 2.03(a) of the Investment Agreement is hereby amended and restated in its entirety as follows:

“Section 2.03. Second Closing. (a) On the terms of this Agreement, an additional closing of the Purchase (the “Second Closing”) shall occur at 10:00 a.m. (New York City time) on July 31, 2020 or at such other place, time and date as shall be agreed between the Company and the Investor (the “Second Closing Date”) and shall be conducted remotely via the electronic exchange of documents and signatures, provided that the conditions to the Second Closing set forth in Article VI of this Agreement shall have been satisfied or, to the extent permitted by applicable Law, waived by the party entitled to the benefit thereof prior to such date (other than those conditions that by their nature are to be satisfied at the Second Closing, but subject to the satisfaction or waiver of those conditions at such time).”

2.    The reference in Section 5.21(d) of the Investment Agreement to “the Initial Closing” shall be replaced with “the Second Closing”.

3.    The parties hereto hereby agree that (i) the condition set forth in Section 6.04(a) of the Investment Agreement was satisfied as of the execution of the valid and binding purchase and sale agreement in respect of the Wella Sale by and among the Company, Coty International Holding, B.V. and Rainbow UK Bidco Limited on June 1, 2020 and (ii) for the avoidance of doubt, for all purposes (including the Conversion Rate and the Dividend Rate (each as defined in the Certificate of Designations)) under the Certificate of Designations of Series B Convertible Preferred Stock, Par Value $0.01, of the Company, as filed by the Company with the Secretary of State of the State of Delaware on May 26, 2020 (the “Certificate of Designations”), the Wella Condition (as defined in the Certificate of Designations) was satisfied on or prior to the Step-up Date (as defined in the Certificate of Designations).

4.    The reference in Section 7.01(b) to “July 31, 2020” shall be replaced with “August 3, 2020”.

5.    From and after the date of this Amendment No. 1, references in the Investment Agreement to the “Agreement” shall be deemed to refer to the Investment Agreement as amended hereby unless the context otherwise requires, and references in the Investment Agreement to the “date hereof” or the “date of this Agreement” shall be deemed to refer to May 11, 2020.

6.    Except as otherwise expressly provided herein, all of the terms and conditions of the Investment Agreement remain unchanged and continue in full force and effect. This Amendment No. 1 is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Investment Agreement or any of the documents referred to therein. This Amendment No. 1 shall be deemed to be in full force and effect from and after the execution of this Amendment No. 1 by the parties hereto as if the amendments made hereby were originally set forth in the Agreement.

7.    Sections 8.01 through 8.12 (inclusive) of the Investment Agreement shall apply mutatis mutandis to this Amendment No. 1.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

COTY INC.

By:	/s/ Pierre-André Terisse
Name:	Pierre-André Terisse
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1]

KKR RAINBOW AGGREGATOR L.P.

By: KKR Rainbow Aggregator GP LLC, its general partner

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Vice President

[Signature Page to Amendment No. 1]